                                                                    EXHIBIT 99.1


                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Gary A. Herder, the Chief Executive Officer of Prab, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

           1. The Company's Annual Report on Form 10-KSB for the year ended October 31, 2002, and to which this Certification is attached as Exhibit 99.1 (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 29, 2003

                                          /s/Gary A. Herder
                                          --------------------------------------
                                          Gary A. Herder
                                          Chief Executive Officer


This certification accompanies the Annual Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.